Exhibit 10.64

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
DATED JANUARY 31, 2020

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT DATED JANUARY 31, 2020, (this “Amendment”) is entered into as of this 5 day of March, 2020 (the “Effective Date”), by and among Gerber Finance Inc., a New York corporation (“Lender”) EdgeBuilder, Inc., a Delaware Corporation and Glenbrook Building Supply, Inc., a Delaware corporation (individually, “Initial Borrower”) and, collectively, if more than one, the “Initial Borrowers”), and together with each other Person which, on or subsequent to the Closing Date, agrees in writing to become a “Borrower” hereunder, herein called, individually, a “Borrower” and, collectively, the “Borrowers,” and pending the inclusion by written agreement of any other such Person, besides each Initial Borrower, as a “Borrower” hereunder, all references herein to “Borrowers,” “each Borrower,” the “applicable Borrower,” “such Borrower” or any similar variations thereof (whether singular or plural) shall all mean and refer to the Initial Borrower or each one of them collectively) and Star Real Estate Holdings USA, Inc., a Delaware corporation, 300 Park Street. LLC, a Delaware limited liability company, 947 Waterford Road, LLC, a Delaware limited liability company, 56 Mechanic Falls Road, LLC, a Delaware limited liability company, ATRM Holdings, Inc., a Minnesota corporation, KBS Builders, Inc., a Delaware corporation, and Digirad Corporation, a Delaware corporation (individually or collectively, as the context may require, “Guarantor”).

RECITALS

A.Lender and Borrowers entered into a Loan and Security Agreement dated as of January 31, 2020 (as amended, modified, restated or supplemented from time to time, the “Loan Agreement”).

B.The Loans are secured by, among other things, Guarantor’s guaranty by its execution of the Loan Agreement as a Corporate Credit Party (“Guaranty”).

C.Pursuant to Pledge and Security Agreement dated October 4, 2016, as amended (“Pledge Agreement”), Lone Star Value Investors, L.P. pledged $300,000 of cash collateral to secure the Obligations of KBS Builders, Inc., a Delaware corporation to Lender in Loan and Security Agreement dated February 23, 2016 as amended of which $300,000 Cash Collateral remains to secure the Loans.

D.ATRM Holdings, Inc. has executed an Amended and Restated Subordination Agreement dated January 31, 2020 and is a Subordinated Lender as defined in the Loan Agreement.

E.Lone Star Co-Invest I, LP has executed an Amended and Restated Subordination Agreement dated January 31, 2020; Lone Star Value Management, LLC has executed an Amended and Restated Subordination Agreement dated January 31, 2020; and each is a Subordinated Lender as defined in the Loan Agreement.

F.Digirad Corporation has executed an Amended and Restated Subordination Agreement dated January 31, 2020, and is a Subordinated Lender as defined in the Loan Agreement.

G.Star Procurement, LLC has executed an Amended and Restated Subordination Agreement dated January 31, 2020 and is a Subordinated Lender as defined in the Loan Agreement.

H.Jeffrey E. Eberwein has, as of the Effective Date, executed an instrument of limited Guaranty.

I.The parties wish to clarify their rights and duties to one another as set forth in the Credit Documents.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, in consideration of the Recitals above which are incorporated into and made a part of this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.    Lender, Borrowers and Guarantor reaffirm consent and agree to all of the terms and conditions of the Credit Documents as binding, effective and enforceable according to their stated terms, except to the extent that such Credit Documents are hereby expressly modified by this Amendment.

2.    In the case of any ambiguity or inconsistency between the Credit Documents and this Amendment, the language and interpretation of this Amendment is to be deemed binding and paramount.

3.    The Credit Documents (and any exhibits thereto) are hereby amended as follows:

As to the Loan Agreement:

A.Section 1.1. is hereby amended by the following new or amended definitions:

“Accounts Availability” means the amount of Revolving Credit Advances against Eligible Accounts Lender may from time to time make available to a Borrower up to Eighty-five percent (85%) of the net face amount of such Borrower’s Eligible Accounts less the Dilution Reserve

“Ancillary Guarantor” means Jeffrey Eberwein, who has executed an instrument of limited Guaranty.

“Bill and Hold Account” means an Account that arises with respect to goods that have been sold but not delivered to an Account Debtor on a bill-and-hold basis and a Borrower has received an agreement in writing from the Account Debtor, in form and substance satisfactory to Lender, confirming the unconditional obligation of the Account Debtor to take the goods related thereto and pay such invoice.

“Bill and Hold Availability” means the amount of Revolving Credit Advances against Eligible Bill and Hold Accounts Lender may from time to time make available to a Borrower up to $500,000.

“Borrowing Base” means at any time with respect to any Borrower, an amount equal to the sum at such time of:

(a)    Accounts Availability; plus
(b)    Inventory Availability; plus
(c)    Bill and Hold Availability; plus
(d)    Cash Availability; minus

(e)	the Reserves, including without limitation, the amount of Letter of Credit Obligations.

“Cash Availability” means the amount of Revolving Credit Advances against Cash Collateral Lender may from time to time make available to a Borrower in the aggregate up to one hundred percent (100%) of the value of the Cash Collateral up to $300,000 provided that the Pledge and Security Agreement and Securities Account Control Agreement remain in full force and effect.

“Cash Collateral” means that money in the amount of not less than $300,000 deposited by Lone Star Value Investors, LP into a deposit account located at MUFG UNION BANK, N.A. pledged as Collateral to Lender pursuant to the Pledge and Security Agreement and perfected in favor of Lender by the Securities Account Control Agreement.”

“Credit Documents” means this Agreement, each Pledge Agreement, each Pledge and Security Agreement, the Note, each Guaranty, each Power of Attorney, each Mortgage, each Life Insurance Assignment, each Subordination Agreement, each Intellectual Property Security Agreement, and all other documents, instruments and agreements now or hereafter executed and/or delivered in connection herewith or therewith.”

“Eligible Bill and Hold Accounts” means and includes each Account of each Borrower which conforms to the following criteria: (a) an Account that arises with respect to goods that have been sold but not delivered to an Account Debtor on a bill-and-hold basis and the Borrower has received an agreement in writing from the Account Debtor, in form and substance satisfactory to Lender, confirming the unconditional obligation of the Account Debtor to take the goods related thereto and pay such invoice; (b) merchandise or services shall not have been repossessed, returned, rejected or disputed by the Account Debtor and there shall not have been asserted any offset, defense or counterclaim; (c) continues to be in full conformity with the representations and warranties made by any Borrower to Lender with respect thereto; (d) Lender is, and continues to be, satisfied with the credit standing of the Account Debtor in relation to the amount of credit extended; (e) there are no facts existing or threatened which are likely to result in any adverse change in an Account Debtor’s financial condition; (f) is documented by an invoice in a form approved by Lender and shall not be unpaid more than ninety (90) days from invoice date; (g) less than thirty-three percent (33%)

of the unpaid amount of invoices due from such Account Debtor remain unpaid more than ninety (90) days from invoice date; (h) is not evidenced by chattel paper or an instrument of any kind with respect to or in payment of the Account unless such instrument is duly endorsed to and in possession of Lender or represents a check in payment of an Account; (i) if the Account Debtor is located outside of the United States, the goods which gave rise to such Account were shipped after receipt by a Borrower from or on behalf of the Account Debtor of an irrevocable letter of credit, assigned and delivered to Lender and confirmed by a financial institution acceptable to Lender or acceptable credit insurance and is in form and substance acceptable to Lender, payable in the full amount of the Account in United States dollars at a place of payment located within the United States; (j) Lender has a first priority perfected Lien in such Account and such Account is not subject to any other Lien other than Permitted Liens; (k) does not arise out of transactions with any individual, employee, officer, agent, director, stockholder or Affiliate of a Borrower; (l) is payable to a Borrower; (m) does not arise with respect to goods which are delivered on a cash-on-delivery basis or placed on consignment, guaranteed sale, credit card sale, or other terms by reason of which the payment by the Account Debtor may be conditional; (n) is not an obligation of an Account Debtor that has suspended business, made a general assignment for the benefit of creditors, is unable to pay its debts as they become due or as to which a petition has been filed (voluntary or involuntary) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors; (o) does not arise out of a sale to any Person to which any Borrower is indebted, unless the amount of such indebtedness, and any anticipated indebtedness, is deducted in determining the face amount of such Account; (p) is net of any returns, discounts, claims, credits, retainage and allowances; (q) if the Account arises out of contracts between a Borrower and the United States, any state, or any department, agency or instrumentality of any of them, such Borrower has so notified Lender, in writing, prior to the creation of such Account, and, if Lender so requests, there has been compliance with any governmental notice or approval requirements, including compliance with the Federal Assignment of Claims Act; (r) is a good and valid unbonded account representing an undisputed bona fide indebtedness incurred by the Account Debtor therein named, for a fixed sum as set forth in the invoice relating thereto with respect to an unconditional sale and delivery upon the stated terms of goods sold by a Borrower, or work, labor and/or services rendered by a Borrower; (s) does not arise out of progress billings prior to completion of the order which are not reported on the Borrowing Base Certificate; (t) such Borrower’s right to payment is absolute and not contingent upon the fulfillment of any condition whatsoever or any special order, terms or conditions; (u) a Borrower is able to bring suit and enforce its remedies against the Account Debtor through judicial process; (v) does not represent interest payments, late or finance charges, service charges, taxes owing to or payable by a Borrower; and (w) is otherwise satisfactory to Lender as determined in good faith by Lender in the reasonable exercise of its discretion.

“Guarantor” means each Person (in addition to a Corporate Credit Party as provided herein) which executes a guaranty or a support, put or other similar agreement in favor of Lender in connection with the transactions contemplated by this Agreement, who is not an Ancillary Guarantor.

“Permitted Concentration Related Overadvance” means an advance from time to time permitted by Lender to Borrowers in accordance with the provisions of Section 2.1 hereof in the amount of Accounts Availability applied to the amount of otherwise Eligible Accounts which exceeds the Concentration Limit as evidenced by a Borrowing Base Certificate delivered to Lender.

“Pledge and Security Agreement” means the pledge and security agreement dated October 4, 2016 executed by Lone Star Value Investors, LP , as amended, by which money in U.S. Dollars in the amount of not less than $300,000 in a deposit account at MUFG Union Bank, N.A. pursuant to which Lender has a first and only perfected security interest.

“Securities Account Control Agreement” means the Securities Account Control Agreement dated October 4, 2016 executed by MUFG Union Bank, N.A. perfecting Lender’s security interest in the Pledge and Security Agreement.”

B.Section 2.1(a) is hereby amended to read as follows:

“(a)(i) Subject to the terms and conditions set forth herein and in the Credit Documents, Lender may, in its sole discretion, make revolving credit advances (the “Revolving Credit Advances”) to a Borrower from time to time during the Term, which, in the aggregate at any time outstanding together with all outstanding Letter of Credit Obligations, will not exceed the lesser of (x) the Maximum Revolving Amount or (y) an amount equal to the Borrowing Base.

(a)(ii) On such terms and conditions set forth in Section 2.1(a)(i), Lender may, in its sole discretion, make a Permitted Concentration Related Overadvance until not later than the earlier of (A) the Maturity Date or (B) such earlier date in accordance with Section 11.1 of the Loan Agreement (the “Overadvance Termination Date”) provided that the amount of the Permitted Concentration Related Overadvance is up to $500,000 in amount at any time outstanding and fully secured by the ongoing existence and enforceability of the Guaranty of Ancillary Guarantor. On or prior to the Overadvance Termination Date (or such later date that Lender may approve in writing) each Permitted Concentration Related Overadvance shall be repaid by Borrowers to Lender.”

C.Section 2.1(c) is hereby amended to read as follows:

“Each Borrower acknowledges that the exercise of Lender’s discretionary rights hereunder may result during the term of this Agreement in one or more increases or decreases in the advance percentages used in determining Accounts Availability, Inventory Availability, Bill and Hold Availability, and Cash Availability, and each Borrower hereby consents to any such increases or decreases which may limit or restrict advances requested by a Borrower.”

4.    [Intentionally omitted].

5.    [Intentionally omitted].

6.    Capitalized terms used in this Amendment which are not otherwise defined herein have the meaning ascribed thereto in the Credit Documents.

7.    The parties agree to sign, deliver and file any additional documents and take any other actions that may reasonably be required by Lender including, but not limited to, affidavits, resolutions, or certificates for a full and complete consummation of the matters covered by this Amendment.

8.    This Amendment is binding upon, inures to the benefit of, and is enforceable by the heirs, personal representatives, successors and assigns of the parties. This Amendment is not assignable by a Borrower or Guarantor without the prior written consent of Lender.

9.    To the extent that any provision of this Amendment is determined by any court or legislature to be invalid or unenforceable in whole or part either in a particular case or in all cases, such provision or part thereof is to be deemed surplusage. If that occurs, it does not have the effect of rendering any other provision of this Amendment invalid or unenforceable. This Amendment is to be construed and enforced as if such invalid or unenforceable provision or part thereof were omitted.

10.    This Amendment may only be changed or amended by a written agreement signed by all of the parties hereto. By the execution of this Amendment, Lender is not to be deemed to consent to any future renewal or extension of the Loans. This Amendment is deemed to be part of and integrated into the Credit Documents.

11.    THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO THE CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

12.    The parties to this Amendment acknowledge that each has had the opportunity to consult independent counsel of their own choice, and that each has relied upon such counsel's advice concerning this Amendment, the enforceability and interpretation of the terms contained in this Amendment and the consummation of the transactions and matters covered by this Amendment.

13.    Borrowers agree to pay all attorneys’ fees and other costs incurred by Lender or otherwise payable in connection with this Amendment (in addition to those otherwise payable pursuant to the Credit Documents), which fees and costs are to be paid as of the date hereof. In consideration of the agreements by Lender herein, Borrowers are to pay a fee of $3,000 to Lender, payable as of the date hereof.

14.    This Amendment may be executed in any number of counterparts, each of which when so executed is deemed to be an original and all of which taken together constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

15.    BORROWERS, GUARANTOR, EACH OF THE CREDIT PARTIES AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, THE CREDIT DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the Effective Date.

LENDER:

GERBER FINANCE, INC.

By: /s/ Howard Moore
Name: Howard Moore
Title: Vice President

BORROWER:
EDGEBUILDER, INC.

By: /s/ David J. Noble
Name: David J. Noble
Title: Vice President
GLENBROOK BUILDING SUPPLY, INC.

By: /s/ David J. Noble
Name: David J. Noble
Title: Vice President

[Signatures to First Amendment to Loan and Security Agreement
dated January 31, 2020 --signatures continued on following page]

(signatures continued from previous page)
GUARANTOR:

STAR REAL ESTATE HOLDINGS USA, INC.

By: /s/ David J. Noble
Name: David J. Noble
Title: President and Chief Executive Officer

300 PARK STREET, LLC

By: /s/ David J. Noble
Name: David J. Noble
Title: President and Chief Executive Officer

947 WATERFORD ROAD, LLC

By: /s/ David J. Noble
Name: David J. Noble
Title: President and Chief Executive Officer

56 MECHANIC FALLS ROAD, LLC

By: /s/ David J. Noble
Name: David J. Noble
Title: President and Chief Executive Officer

ATRM HOLDINGS, INC.

By: /s/ David J. Noble
Name: David J. Noble
Title: President

KBS BUILDERS, INC.

By: /s/ Matthew Mosher
Name: Matthew Mosher
Title: General Manager

DIGIRAD CORPORATION

By: /s/ Matthew G. Molchan
Name: Matthew G. Molchan
Title: President and Chief Executive Officer

[End of Signatures to First Amendment to Loan and Security Agreement dated January 31, 2020]

CONSENT AND AS A FOURTEENTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT
DATED FEBRUARY 23, 2016

The undersigned parties to the Loan and Security Agreement dated February 23, 2016, as amended, hereby consent to the attached First Amendment to Loan and Security Agreement dated January 31, 2020 and acknowledge and agree that the Cash Collateral is no longer part of the Borrowing Base and the Borrowing Base is no longer based upon Cash Availability for purposes of the Loan and Security Agreement dated as of February 23, 2016, as amended.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the Effective Date.

LENDER:

GERBER FINANCE, INC.

By: /s/ Howard Moore
Name: Howard Moore
Title: Vice President

BORROWER:

KBS BUILDERS, INC.

By: /s/ Matthew Mosher
Name: Matthew Mosher
Title: General Manager

GUARANTOR:

ATRM HOLDINGS, INC.

By: /s/ David J. Noble
Name: David J. Noble
Title: President

DIGIRAD CORPORATION

By: /s/ Matthew G. Molchan
Name: Matthew G. Molchan
Title: President and Chief Executive Officer

[Signatures to Consent and as Fourteenth Amendment to Loan and Security Agreement
dated February 23, 2016]

CONSENTS TO FIRST AMENDMENT AND FOURTEENTH AMENDMENT
TO LOAN AND SECURITY AGREEMENTS

We hereby consent and agree to the attached terms of the First Amendment and Fourteenth Amendment to Loan and Security Agreements.

LONE STAR VALUE CO-INVEST I, LP
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By: /s/ Jeffrey E. Eberwein
Name: Jeffrey E. Eberwein
Title: Sole Member, Lone Star Value Investors GP, LLC

LONE STAR VALUE MANAGEMENT, LLC
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By: /s/ Jeffrey E. Eberwein
Name: Jeffrey E. Eberwein
Title: CEO

STAR PROCUREMENT, LLC
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By: /s/ David J. Noble
Name: David Noble
Title: Manager

DIGIRAD CORPORATION
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By: /s/ Matthew G. Molchan
Name: Matthew G. Molchan
Title: President and Chief Executive Officer

JEFFREY E. EBERWEIN
(as Ancillary Guarantor pursuant to Guaranty dated November 20, 2017, September 28, 2018 and
Effective Date)

/s/ Jeffrey E. Eberwein
Jeffrey E. Eberwein

[Signature Page to Consents to First Amendment and Fourteenth Amendment to Loan and Security Agreements]